ADVISORS DISCIPLINED TRUST 1812

                          SUPPLEMENT TO THE PROSPECTUS

     Baker Hughes Incorporated (NYSE: BHI) has merged with General Electric Company's Oil & Gas business resulting in Baker Hughes, a GE company (NYSE:
BHGE) as the surviving entity. Accordingly, notwithstanding anything to the contrary in the prospectus, the portfolio for Energy Opportunities Portfolio, Series 2017-3Q will include shares of Baker Hughes, a GE company, and will no longer include shares of Baker Hughes Incorporated.

     Supplement Dated:  July 5, 2017